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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 No. 333-47493, Form S-8 Nos. 33-18140, 33-21250, 33-24197,
33-38719, 33-38720, 33-62658, 333-42353, 333-46469, 333-61279 and 333-61281 of
Applied Power Inc. of our report dated September 27, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
November 27, 2000